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EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RG Global Lifestyles, Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Louis L. Knickerbocker, Chief Executive Officer of the Company, and William C. Hitchcock, Chief Financial Officer of the Company, respectively certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Louis L. Knickerbocker              /s/ William C. Hitchcock
------------------------------          ----------------------------
Louis L. Knickerbocker                  William C. Hitchcock
Chief Executive Officer                 Chief Financial Officer
February 14, 2007                       February 14, 2007